Vanguard Equity Income Fund
Supplement Dated October 5, 2021, to the Prospectus and Summary Prospectus Dated January 31, 2021
Important Changes to Vanguard Equity Income Fund
 Effective immediately, Matthew C. Hand has been added as a co-portfolio manager of Wellington Management Company LLP’s (Wellington Management) portion of Vanguard Equity Income Fund (the Fund). Additionally, W. Michael Reckmeyer, III will retire from Wellington Management on June 30, 2022, and will no longer serve as a co-portfolio manager of Wellington Management’s portion of the Fund. The Fund’s investment objective, strategies, and policies remain unchanged.
Prospectus and Summary Prospectus Text Changes
The following is added under the heading “Investment Advisors” in the Fund Summary section:
Matthew C. Hand, CFA, Managing Director and Equity Portfolio Manager of Wellington Management. He has co-managed a portion of the Fund since October 2021.
Prospectus Text Changes
The following is added under the heading “Investment Advisors” in the More on the Fund section:
Matthew C. Hand, CFA, Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since joining Wellington Management in 2004, has managed investment portfolios since 2019, and has co-managed a portion of the Fund since October 2021. Education: B.A., University of Pennsylvania.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 065D 102021
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Vanguard Fenway Funds

Supplement Dated October 5, 2021, to the Statement of Additional Information Dated January 31, 2021
Important Changes to Vanguard Equity Income Fund
Effective immediately, Matthew C. Hand has been added as a co-portfolio manager of Wellington Management Company LLP’s (Wellington Management) portion of Vanguard Equity Income Fund (the Fund). Additionally, W. Michael Reckmeyer, III will retire from Wellington Management on June 30, 2022, and will no longer serve as a co-portfolio manager of Wellington Management’s portion of the Fund. The Fund’s investment objective, strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following text and table are added under the sub-heading “1. Other Accounts Managed” on page B-36:
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Matthew C. Hand[1]	Registered investment companies[2]	6	$134B	0	$0
	Other pooled investment vehicles	1	$792,000	0	$0
	Other accounts	0	$0	0	$0
1 Mr. Hand began co-managing a portion of the Fund on October 5, 2021. Information provided as of August 31, 2021.
2 Includes Vanguard Equity Income Fund which held assets of $51 billion as of August 31, 2021.
Within the same section, the following is added under the sub-heading “4. Ownership of Securities” on page B-38:
As of August 31, 2021, Mr. Hand owned shares of Vanguard Equity Income Fund within the $100,001--$500,000 range.
© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 065D 102021